                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                CNB Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 April 13, 2007

Dear Shareholder:

You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 N. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 5:30 p.m. on Tuesday, May 15, 2007. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation's 2006 Annual Report is enclosed.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.

Dinner will be served following the meeting and we hope you will be able to join us. If you intend to join us for dinner, please complete and return the enclosed reservation card with your Proxy.

Your continued support of, and interest in, CNB Corporation are sincerely appreciated and we encourage you to recommend the Corporation's services to your friends and neighbors.

We look forward to seeing you at the meeting.

                                        Respectfully,


                                        /s/ James C. Conboy, Jr.
                                        ----------------------------------------
                                        James C. Conboy, Jr.
                                        President and Chief Executive Officer

enclosures

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 15, 2007

TO THE SHAREHOLDERS:

          The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 15, 2007, at 5:30 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:

          1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed March 16, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                        By order of the Board of Directors,


                                        /s/ Susan a. Eno
                                        ----------------------------------------
                                        Susan A. Eno
                                        Secretary

Dated: April 13, 2007

          YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 PROXY STATEMENT
                       2007 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2007

          This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 15, 2007, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the "Annual Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.

                              VOTING AT THE MEETING

          This Proxy Statement and the enclosed Proxy are expected to be mailed on or about April 13, 2007, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 16, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

          The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. As of the record date of March 16, 2007, 1,239,510 shares of common stock of the Corporation were outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.

          If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

          A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

          The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

          Nine persons have been nominated for election to the Board, each to serve one year expiring at the 2008 Annual Meeting of Shareholders. The Board has nominated Steven J. Baker, D.V.M., James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Vincent J. Hillesheim, Kathleen A. Lieder, John L. Ormsbee, R. Jeffery Swadling and Francis J. VanAntwerp, Jr. All of the nominees are incumbent directors elected by the Corporation's shareholders at the prior annual meeting of shareholders.

          Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

          A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                       INFORMATION ABOUT DIRECTOR NOMINEES

          The information set forth below relating to each nominee's age and principal occupation or employment for the past five years has been provided as of March 1, 2007 by the respective nominee.

Steven J. Baker, D.V.M. (age 55)
Dr. Baker practices veterinary medicine with the Indian River Veterinary Clinic. He has served as a director of the Bank since 1999 and a director of the Corporation since 2000.

James C. Conboy, Jr. (age 59)
Mr. Conboy is the President and Chief Executive Officer of the Corporation and President and Chief Executive Officer of the Bank. He served as President and Chief Operating Officer of the Corporation from 2000 to 2004 and Executive Vice President of the Corporation from 1998 to 2000. Mr. Conboy served as President and Chief Operating Officer of the Bank from 1998 to 2004. He has served as a director of the Bank since 1983 and as a director of the Corporation since 1985, the year of its formation.

Kathleen M. Darrow (age 65)
Ms. Darrow is the President/Co-owner of Darrow Bros. Excavating, Inc. She has served as a director of the Corporation and the Bank since 1996.

Thomas J. Ellenberger (age 56)
Mr. Ellenberger is part owner, Vice President and Secretary of Albert Ellenberger Lumber Co. (retail lumber sales). He has served as a director of the Bank since 1995 and as a director of the Corporation since 1996.

Vincent J. Hillesheim (age 56)
Mr. Hillesheim is President of Anchor In Marina of Northern Michigan, Inc. and Co-Manager of Crusoe Enterprises, LLC (commercial real estate leasing). He has served as a director of the Corporation and the Bank since 1994 and Chairman since 2006.

Kathleen A. Lieder (age 56)
Ms. Lieder recently retired from the practice of law. She was a partner in the Cheboygan office of the Bodman LLP law firm. She is co-owner of the Log Mark bookstore. She has served as a director of the Bank since September 2005 and as director of the Corporation since May 2006.

John L. Ormsbee (age 68)
Mr. Ormsbee is the sole proprietor of Jack's Sales (auctioneering services). He has served as a director of the Bank since 1980 and as a director of the Corporation since 1985, the year of its formation.

R. Jeffery Swadling (age 47)
Mr. Swadling is Vice President of Ken's Village Market, Inc., a retail grocery store in Indian River. He has served as a director of the Bank since September 2005 and as director of the Corporation since May 2006.

Francis J. VanAntwerp, Jr. (age 62)
Mr. VanAntwerp is Vice President of Durocher Marine Division - Kokosing Construction Company, Inc. He has served as a director of the Corporation and the Bank since 1990.

                            OWNERSHIP OF COMMON STOCK

          The following table sets forth certain information as of March 16, 2007, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                        SOLE VOTING      SHARED VOTING      TOTAL
NAME AND ADDRESS OF   AND DISPOSITIVE   OR DISPOSITIVE   BENEFICIAL   PERCENT OF
  BENEFICIAL OWNER         POWER           POWER(2)       OWNERSHIP      CLASS
-------------------   ---------------   --------------   ----------   ----------
Dessie M. Ormsbee
P.O. Box 5157
Cheboygan, MI 49721        37,279           37,279         74,558        6.02%

(1) The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

          The following table sets forth certain information as of March 16, 2007, as to the common stock of the Corporation owned beneficially by each director and nominee for director, each named executive officer, and by all directors and named executive officers of the Corporation as a group.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                                SOLE VOTING          SHARED VOTING         TOTAL     PERCENT
          NAME OF                  AND/OR               AND/OR          BENEFICIAL      OF
     BENEFICIAL OWNER        DISPOSITIVE POWER   DISPOSITIVE POWER(2)    OWNERSHIP    CLASS
     ----------------        -----------------   --------------------   ----------   -------
Steven J. Baker                                          1,716            1,716          *
James C. Conboy, Jr.                                     9,150           15,082(3)    1.22%
Kathleen M. Darrow                  2,470                                 2,470          *
Thomas J. Ellenberger               3,379               10,116           13,495       1.09%
Vincent J. Hillesheim                                    1,136            1,136          *
Kathleen A. Lieder                                       3,405            3,405          *
John L. Ormsbee                    14,681               14,806           29,487       2.38%
R. Jeffery Swadling                                        200              200          *
Francis J. VanAntwerp, Jr.          4,776                6,442           11,218          *
All directors, nominees
   and officers as a group
   (13 persons)                    27,770               50,125           89,067(4)    7.19%

*    Less than 1%.

(1) The number of shares stated includes shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

(3) Includes 5,932 shares that may be acquired within 60 days by Mr. Conboy through the exercise of stock options.

(4) Includes 11,172 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

                                PERFORMANCE GRAPH

          Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation Common Stock (based on the last reported sales price of the respective year) with the cumulative total return of the Nasdaq Stock Market Index (United States stock only) and the Nasdaq Bank Stock Index. The following information is based on an investment of $100 on December 31, 2001, with dividends reinvested quarterly.

                                    DECEMBER 31,
                      ---------------------------------------
                      2001   2002   2003   2004   2005   2006
                      ----   ----   ----   ----   ----   ----
CNB Corporation       $100   $ 96   $103   $103   $105   $103
Nasdaq Stock Market    100     69    103    112    115    126
Nasdaq Bank Stocks     100    102    131    150    147    165

                               (PERFORMANCE GRAPH)

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

          The Board of Directors of the Corporation has an Audit Committee. Its membership is comprised of Directors Ellenberger (who serves as Chairman), Baker, Darrow, Hillesheim, Lieder, Ormsbee, Swadling and VanAntwerp. All members qualify as "independent directors" under the NYSE listing standards. Under the Sarbanes-Oxley Act of 2002 and implementing Securities and Exchange Commission rules, the Corporation is required to disclose whether the Audit Committee has at least one member who qualifies as an "audit committee financial expert" as that term is defined in the rules. Based on the exacting criteria set forth in the Securities and Exchange Commission rules, the Board of Directors has determined that no independent member of the Board of Directors qualifies as an "audit committee financial expert". The present members of the Audit Committee have 86 years of combined service on the Audit Committee. All of the members are financially literate and at least one of the members has expertise in accounting and other aspects of financial management. Considering this experience and expertise and other relevant issues, the Board of Directors believes that the Audit Committee can effectively fulfill its duties and obligations and has determined that appointing an additional director or retaining an individual who would meet the qualifications of an "audit committee financial expert" is neither necessary nor reasonable at this time.

          The Audit Committee meets at least quarterly each year and more frequently as circumstances may require. The Audit Committee met 6 times during 2006. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

          The Board of Directors of the Corporation does not have a standing compensation or nominating committee. The Board of Directors believes that, given its relatively small size and with eight of its nine current members qualifying as "independent directors" under the NYSE listing standards, it is appropriate for the entire Board of Directors to serve in the capacity of a compensation and nominating committee. The Board of Directors does not have a charter or other formal written policy with regard to its function as a compensation or nominating committee.

          Traditionally all directors of the Corporation also serve as the Board of Directors of the Bank; therefore, director nominees must meet the qualifications for national bank directors set forth in 12 USC Sec. 72. Based on those qualifications and Comptroller of the Currency and corporate governance guidelines, the Board of Directors has developed criteria to be used in considering individual director candidates. Consideration of factors relative to the size and composition of the Board of Directors will vary according to the expertise and demographics of the existing Board. In making nominations for election to the Board of Directors, the Board of Directors will consider director candidates recommended by shareholders. Any director candidate recommended by shareholders will be reviewed and evaluated in the same manner as all other director candidates.

          Under the Bylaws of the Corporation, nominations of persons for election to the Board of Directors may be made by any shareholder entitled to vote at a meeting at which one or more directors will be elected by submitting written notice of any nomination to the Secretary of the Corporation. The notice must be received at the principal business office of the Corporation not less than 90 days nor more than 120 days prior to the scheduled date of the annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. In the case of a special meeting of the shareholders or in the event that the date of the applicable annual meeting is changed by more than 30 days from its scheduled date, a shareholder's notice must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the meeting date was mailed or the day public disclosure of the meeting was made. The notice must set forth or include (1) the name and address, as they appear on the records of the Corporation, of the shareholder giving the notice; (2) a representation that the shareholder giving the notice is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) the class and number of shares of the capital stock of the Corporation beneficially owned and of record by the shareholder giving the notice; (4) any material interest or relationship that the shareholder giving the notice may have with each proposed nominee; (5) the name, address, age, principal occupation or employment, and such other information for each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (6) a signed consent of each proposed nominee to serve as a director of the Corporation if so elected.

          As noted above, all directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of 5 meetings during 2006, including the organizational meeting. The Board of Directors of the Bank held a total of 25 meetings during 2006, including the organizational meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Audit Committee, except for Mr. VanAntwerp who attended 64%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.

          The directors of the Corporation are expected to attend the Annual Meeting of Shareholders with the organizational meeting of the newly elected Board of Directors being held immediately after the shareholders' meeting as provided in the Bylaws. All directors, except for Mr. VanAntwerp, attended the 2006 Annual Meeting of Shareholders.

                            COMPENSATION OF DIRECTORS

          All directors elected prior to January 1, 1994 participate in the Citizens National Bank of Cheboygan 1985 Directors' Deferred Compensation Plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors elected after January 1, 1994. The plan is a defined benefit plan and provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The plan assumes a retirement age of 70 and uses a 6.00% discount rate in calculating the change in plan value each year. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

          Directors elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective

September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account in equal installments over a period of ten years.

          During 2006 directors participating in the 1985 Directors' Deferred Compensation Plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the 1985 Directors' Deferred Compensation Plan received a quarterly retainer of $2,525 for service on the two Boards. The Chairman of the Board and the Chairman of the Audit Committee receive an additional $250 quarterly retainer. Directors are not separately compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.

                           2006 DIRECTOR COMPENSATION

                                                                                     CHANGE IN
                                                                                      PENSION
                                                                                     VALUE AND
                                                                                   NONQUALIFIED
                             FEES EARNED OR   STOCK    OPTION      NON-EQUITY        DEFERRED       ALL OTHER
                              PAID IN CASH    AWARDS   AWARDS    INCENTIVE PLAN    COMPENSATION   COMPENSATION
NAME                             ($)(1)         ($)      ($)    COMPENSATION ($)   EARNINGS ($)      ($)(4)      TOTAL ($)
----                         --------------   ------   ------   ----------------   ------------   ------------   ---------
Vincent J. Hillesheim            11,350         --       --            --             2,730(2)         --        14,080
Steven J. Baker                  10,100         --       --            --             3,750(2)         --        13,850
Kathleen M. Darrow               10,100         --       --            --                --            --        10,100
Thomas J. Ellenberger            10,600         --       --            --             5,532(2)         --        16,132
Kathleen A. Lieder               10,100         --       --            --               407(2)         --        10,507
John L. Ormsbee                      --         --       --            --            73,116(3)         --        73,116
R. Jeffery Swadling              10,100         --       --            --                --            --        10,100
Francis J. VanAntwerp, Jr.           --         --       --            --            25,436(3)         --        25,436
John P. Ward (5)                  5,550         --       --            --                --            --         5,550

(1) Amounts include cash and deferred fees contributed to the 1997 Deferred Compensation Plan.

(2) The amount listed is earnings under the 1997 Deferred Compensation Plan. During 2006 the Corporation paid interest on these plan balances at a fixed rate of 5.52%. The rate does not exceed the threshold rate requiring additional disclosure.

(3) The amount listed is the change in value of the 1985 Directors' Deferred Compensation Plan.

(4) All other compensation does not include benefits generally provided to all salaried employees on a non-discriminatory basis.

(5) Mr. Ward was Chairman of the board until the annual meeting in May 2006 at which time he retired due to the mandatory retirement age of 70.

                      COMPENSATION DISCUSSION AND ANALYSIS

     OVERVIEW

          The Corporation strives to attract, motivate and retain high-quality executives by providing compensation and benefits that are competitive with similarly situated banks in the markets in which we compete. The Corporation provides cash bonuses to advance the interest of shareholders and is commensurate with the Corporation's performance.

          The Corporation's compensation program for executive officers is administered by the entire Board of Directors, as well as Susan A. Eno, Executive Vice President & Secretary. At present, all officers of the Corporation, with the exception of Mr. Hillesheim, the Corporation's Chairman, are also officers of the Bank, and although they receive compensation from the Bank in their capacity as officers of the Bank, they receive no separate compensation from the Corporation. Mr. Hillesheim received no compensation as Chairman of the Corporation. The executive officers serve as officers of the Corporation as an incident to their primary service as officers and employees of the subsidiary bank and they receive no compensation directly from the Corporation. The Board of Directors of the Bank (which is comprised of the same members as the Board of Directors of the Corporation) has the authority and responsibility for setting compensation for the Bank's officers, including those officers who also serve as officers of the Corporation.

     COMPENSATION PHILOSOPHY AND OBJECTIVES

          The Board of Directors has developed and implemented compensation plans which seek to align the financial interests of the Corporation's senior officers with those of its shareholders. The Corporation's executive compensation program is comprised of two primary components: base salary and annual cash bonuses. Longer-term incentive opportunities in the form of stock option awards have also been awarded in the past. The stock option plan ended in May, 2006 and there are currently no stock option plans in effect. Senior Vice President and above officers are eligible to participate in the Bank's 1997 Deferred Compensation Plan.

          To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation recognizing individual performance and achievements. Annual cash bonuses are used to reward senior officers and other key employees for the performance of the Corporation.

          In evaluating the performance of and determining the annual base salary and cash bonus for the Chief Executive Officer and other senior management, the Board of Directors takes into account management's contribution to the long-term success of the Corporation. The Board of Directors considers return to shareholders to be primary in measuring financial performance. The mission of the Corporation is to maximize long-term return to shareholders in the form of stock appreciation and dividends consistent with its commitments to maintain the safety and soundness of the Corporation and the Bank and provide the highest possible service at a fair price to the customers and communities that it serves. The Board of Directors has taken these subjective and qualitative factors into account, along with other quantitative measures of corporate performance, in establishing the annual base salary and cash bonus for the Chief Executive Officer and the Corporation's other members of senior management.

          The Board of Directors primarily considers five quantitative measures of corporate performance in establishing the compensation to be paid to the Chief Executive Officer and the Corporation's other senior management. These measures of corporate performance are: (i) after-tax earnings and earnings growth; (ii) capital position; (iii) quality of the Bank's loan portfolio; (iv) targeted as compared to actual operating performance; and (v) the Corporation's performance and financial condition as compared to that of its Federal Reserve Bank peer group. The Board of Directors also takes into consideration compensation levels at comparable financial institutions based on various general and targeted compensation surveys of peer group commercial banks with total assets between $100 and $500 million and located in the Midwest United States and the state of Michigan.

          The Board of Directors goal is to effectively balance salaries with potential compensation that is performance based commensurate with an officer's individual management responsibilities and potential for future contribution to corporate objectives.

     BENCHMARKING

          The Board of Directors reviews information regarding the compensation levels of other financial institutions, including compensation and benefits surveys published by the Michigan Bankers Association, Crowe Chizek and Company LLC and Bank Administrative Institute. The Bank considers itself to be in line with peers within Michigan and the Midwest, which includes the states of Illinois, Indiana, Ohio and Wisconsin.

     ELEMENTS OF COMPENSATION

          As noted above, the Bank's compensation program for the Chief Executive Officer and the Corporation's other senior management is comprised of two fundamental elements: (1) base salary and (2) annual cash bonuses. The Board of Directors determines the annual base salary and cash bonus for the Chief Executive Officer. Annual base salary and cash bonuses with respect to the Corporation's other senior officers are recommended by the Chief Executive Officer to, and ultimately determined by, the Board of Directors. All recommendations of the Chief Executive Officer were approved by the Board of Directors for the most recent calendar year.

     Base Pay. Base compensation for executive officers is predicated primarily on competitive circumstance for managerial talent and positions reflecting comparable responsibility.

     Annual Cash Bonuses. Annual cash bonuses are used to reward executive and senior officers for the Corporation's overall financial performance. At the end of each year the Corporation's performance goal for the following year's bonuses are established and is based upon the level of net income for the Corporation. Corporation performance bonuses were paid to Mr. Conboy ($66,466), Ms. Eno ($16,617), Mr. Damm ($16,617) and Mr. Schmidt
     ($16,617) as a result of
     the Corporation's 2006 performance. Ms. Hanley's bonus was $2,000 which was paid at the end of 2006, and was not based on the Corporation's overall financial performance.

     Perquisites and Other Executive Benefits. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, including medical, dental, vision, prescription, group term life insurance coverage, disability coverage, Defined Benefit Pension Plan and the ability to contribute to a 401(k) Savings Plan with a Bank match. These benefits are generally provided to all salaried employees on a non-discriminatory basis. We believe these benefits are currently at or above median competitive benefits levels for comparable companies. In addition to the above benefits, certain executive officers are provided automobiles for their use relating to business travels. These automobiles are also driven for personal use and the portion of the travel related to personal use of the automobiles is included in the All Other Compensation column in the Summary Compensation Table along with the other perquisites and their related values.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

          The following table sets forth the compensation received by the named executives during 2006. The Corporation did not issue stock awards during 2006 and the stock option plan ended in May, 2006. A new stock option plan has not been adopted. Therefore the table below does not included any disclosures regarding stock awards or option awards.

                            2006 SUMMARY COMPENSATION

                                                                                         CHANGES IN
                                                                                        PENSION VALUE
                                                                                      AND NONQUALIFIED
                                                                      NON-EQUITY          DEFERRED         ALL OTHER
                                                                    INCENTIVE PLAN      COMPENSATION     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)      EARNINGS ($)       ($)(7)      TOTAL ($)
---------------------------        ----   ----------   ---------   ----------------   ----------------   ------------   ---------
James C. Conboy, Jr.               2006   160,000(1)     68,312           --             118,013(2)        11,523(4)     357,848
   President &
   Chief Executive Officer

Susan A. Eno                       2006   120,000        18,002           --              32,417(3)        10,151(5)     180,570
   Executive Vice President,
   Cashier & Secretary

Douglas W. Damm                    2006    96,000        17,725           --              18,649(3)         4,629(6)     137,003
   Senior Vice President &
   Senior Loan Officer

Jefferey L. Schmidt                2006    92,700        17,687           --               2,551(3)         3,293(6)     116,231
   Senior Vice President

Shanna L. Hanley                   2006    51,500         2,594           --                 524(3)         1,106(6)      55,724
   Vice President,
   Senior Controller & Treasurer

(1) This amount does not include the $4,000 deferred annual director fees retainer forgone due to the election of participation in the 1985 Directors Deferred Compensation Plan.

(2) This includes $34,938 change in pension value, $82,491 change in 1985 Directors Deferred Compensation Plan value and $584 relating to earnings on the 1997 Deferred Compensation Plan.

(3)  The amount listed is the change in pension value for 2006.

(4) This includes $3,483 for the cost to the Corporation for proving an automobile to Mr. Conboy for his use during the year, $6,750 equal to the value of the Corporation's contribution to the 401(k) account for Mr. Conboy and $1,290 relating to the taxable portion of the employer paid premiums for group term life insurance.

(5) This includes $4,984 for the cost to the Corporation for proving an automobile to Ms. Eno for her use during the year, $3,627 equal to the value of the Corporation's contribution to the 401(k) account for Ms. Eno, $690 relating to the taxable portion of the employer paid premiums for group term life insurance and $850 club dues.

(6) The amount listed for all other compensation for these named executive officers consists of the employer contributions to the 401(k) Savings Plan, the taxable portion of the employer paid premiums for group term life insurance and club dues for the certain listed officers. In accordance with SEC regulations, perquisites that in the aggregate total less than $10,000 per named executive officer are not required to be disclosed.

(7) All other compensation does not include benefits that are generally available to all salaried employees on a non-discriminatory basis.

     GRANTS OF PLAN-BASED AWARDS

          No grants of plan-based awards have been awarded to any named executive since 2003.

     OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

          The Corporation maintained a stock option plan that ended in May, 2006. No grants of stock options have been awarded to any named executive since 2003. The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2006. The Corporation did not issue stock awards in 2006 and therefore the table below does not included any disclosures regarding stock awards.

                 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

                                                                 OPTION AWARDS
                       -------------------------------------------------------------------------------------------------
                                                                        EQUITY INCENTIVE
                            NUMBER OF                                  PLAN AWARDS: NUMBER
                            SECURITIES        NUMBER OF SECURITIES        OF SECURITIES
                            UNDERLYING       UNDERLYING UNEXERCISED        UNDERLYING          OPTION
                       UNEXERCISED OPTIONS       OPTIONS (#) (1)      UNEXERCISED UNEARNED    EXERCISE       OPTION
NAME                     (#) EXERCISABLE          UNEXERCISABLE            OPTIONS (#)       PRICE ($)   EXPIRATION DATE
----                   -------------------   ----------------------   --------------------   ---------   ---------------
James C. Conboy, Jr.          3,645                    --                      --              49.38          9/24/08
                              1,237                                                            57.01         12/31/09
                              1,050                                                            48.57         12/24/13
Susan A. Eno                  1,821                    --                      --              33.62          2/12/08
                                982                                                            57.01         12/31/09
                                945                                                            48.57         12/24/13
Douglas W. Damm                 705                    --                      --              57.01         12/31/09
                                787                                                            48.57         12/24/13
Jefferey L. Schmidt              --                    --                      --                 --               --
Shanna L. Hanley                 --                    --                      --                 --               --

     OPTION EXERCISES AND STOCK VESTED DURING 2006

          The following table sets forth the information concerning the exercise of stock options during 2006 by the Named Executive Officers. All previously awarded stock options were vested prior to 2006.

                     2006 OPTION EXERCISES AND STOCK VESTED

                                    OPTION AWARDS                           STOCK AWARDS
                       ---------------------------------------   ---------------------------------
                         NUMBER OF SHARES                        NUMBER OF SHARES
                       AQUIRED ON EXERCISE   VALUE REALIZED ON      AQUIRED ON      VALUE REALIZED
NAME                         (#) (1)            EXERCISE ($)        VESTING (#)     ON VESTING ($)
----                   -------------------   -----------------   ----------------   --------------
James C. Conboy, Jr.             --               $    --               --                --
Susan A. Eno                  1,180                24,874               --                --
Douglas W. Damm                  --                    --               --                --
Jefferey L. Schmidt              --                    --               --                --
Shanna L. Hanley                 --                    --               --                --

----------
(1) On May 23, 2006, Ms. Eno exercised options on 1,180 shares with an exercise price of $23.92 per share and a market price of $45.00

     PENSION BENEFITS

          The Corporation has a non-contributory defined benefit pension plan that is qualified for federal tax purposes for all eligible employees. The Corporation has the authority to change or terminate the pension plan at any time. In order to be eligible, an employee must have completed six months of service and have attained age 20. The employee can participate under the plan upon the satisfaction of the eligibility requirements and having reached the entry date. The entry date is the first day of the Plan Year following the date of satisfaction of the eligibility requirements. The Corporation contributed $311,000 to the plan in 2006 and $1.3 million to the plan in 2005.

          The amount of a participant's monthly normal retirement annuity is equal to 1.1% of their average monthly compensation (salary and bonus) multiplied by their total number of years of service, plus .65% of their average monthly compensation in excess of one-twelfth of their covered compensation multiplied by their total number of years of service (up to a maximum of thirty-five (35) years), computed to the nearest cent. Generally, upon reaching normal retirement age of 65, a participant is entitled to receive, a monthly benefit for life or may elect a one time lump sum benefit. Early retirement, postponed retirement and disability retirement are also provided for in the plan.

          A plan participant has no vested benefit until after attainment of 5 years of service at which time the participant is fully vested.

          The plan's benefit obligations at year end are calculated using the following weighted average assumptions:

                    -    Weighted average discount - 6.50%

                    -    Rate of increase in future compensation - 4.00%

                    -    Expected long term rate of return on plan assets -
                         8.00%

          The following table illustrates the actuarial present value as of December 31, 2006 of benefits accumulated by the named executive officers under the Pension Plan using the methodology pursuant to the Financial Accounting Standards Board (FASB) Statement 87 at the earliest unreduced retirement age under the plan.

                                PENSION BENEFITS

                                         NUMBER OF YEARS         PRESENT VALUE OF      PAYMENTS DURING LAST
NAME                    PLAN NAME     CREDITED SERVICE (#)   ACCUMULATED BENEFIT ($)      FISCAL YEAR ($)
----                   ------------   --------------------   -----------------------   --------------------
James C. Conboy, Jr.   Pension Plan             8                    $126,758                   --
Susan A. Eno           Pension Plan            35                     170,923                   --
Douglas W. Damm        Pension Plan            19                      82,037                   --
Jefferey L. Schmidt    Pension Plan             2                       4,180                   --
Shanna L. Hanley       Pension Plan             2                         524                   --

     NONQUALIFIED DEFERRED COMPENSATION

          On September 1, 1997, the board of directors approved a Nonqualified Deferred Compensation Plan, a supplemental retirement program, which permits voluntary participation for a select group of management personnel and any directors not eligible to participate in the 1985

Directors' Deferred Compensation Plan. Mr. Conboy was the only active employee currently participating eligible for the benefits under the plan. See Compensation of Directors above for more information regarding this plan.

     The plan permits participating executive officers and directors to elect in advance to defer from 1% to 100% of his or her compensation, or directors fees into the plan on an annual basis. The election to defer compensation under the plan is irrevocable for each plan year. The Corporation does not make matching contributions to the plan for employees or directors. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating employee from the Bank, the employee will be entitled to receive the balance of his or her account in equal monthly installments over a period of ten years.

                     2006 NONQUALIFIED DEFERRED COMPENSATION

                         EXECUTIVE       REGISTRANT    AGGREGATE
                       CONTRIBUTIONS   CONTRIBUTIONS    EARNINGS       AGGREGATE         AGGREGATE
                          IN LAST         IN LAST       IN LAST       WITHDRAWALS/      BALANCE AT
NAME                     FY ($)(1)       FY ($)(2)     FY ($)(3)   DISTRIBUTIONS ($)   LAST FYE ($)
----                   -------------   -------------   ---------   -----------------   ------------
James C. Conboy, Jr.       $6,354            --        83,075(4)           --           580,899(5)
Susan A. Eno                 NA              --            --              --               NA
Douglas W. Damm              NA              --            --              --               NA
Jefferey L. Schmidt          NA              --            --              --               NA
Shanna L. Hanley             NA              --            --              --               NA

(1) Amounts included in this column are included in the Salary column in the Summary Compensation table. Current deferrals are credited under the 1997 Deferred Compensation Plan.

(2) There are no preferential nonqualified deferred compensation earnings reported in the Summary Compensation Table for any named Executive Officer.

(3) During 2006 the Corporation paid interest on the 1997 Deferred Compensation Plan balances at a fixed rate of 5.52%. This rate does not exceed the threshold rate requiring disclosure on the Summary Compensation Table. See the Compensation of Directors section above for information regarding the change in value for the 1985 Directors' Deferred Compensation Plan. Total aggregate earnings in 2006 are from participation in the 1997 Deferred Compensation Plan and the 1985 Directors' Deferred Compensation Plan. Amounts included in this column are included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column in the Summary Compensation table.

(4) This amount includes $82,491 change in 1985 Directors Deferred Compensation Plan value and $584 relating to earnings on the 1997 Deferred Compensation Plan.

(5) The aggregate balance at December 31, 2006 includes $568,704 relating to the 1985 Directors Deferred Compensation Plan and $12,195 relating to the 1997 Deferred Compensation Plan.

     OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS

          Except for the benefits payable under the defined benefit pension plan, 401k plan and the deferred compensation plans described above there are no other contracts, plans, or arrangements that will potentially provide executive officers with payment or other benefits upon termination of their employment or upon a change in control of the Corporation or Bank.

                          COMPENSATION COMMITTEE REPORT

          The Corporation does not have a standing compensation committee. All members of the Board of Directors act as the compensation committee and are responsible for reviewing the annual compensation program for executive officers and directors.

          In fulfilling its oversight responsibilities the Board of Directors reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K Item 402(b) issued by the SEC with the Chief Executive Officer of the Company. In reliance on these reviews and discussions the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement for the Corporation's 2007 Annual Meeting of Shareholders to be filed with the Securities and Exchange Commission.

Submitted by the Board of Directors:

Steven J. Baker
Thomas J. Ellenberger
John L. Ormsbee
James C. Conboy Jr.
Vincent J. Hillesheim
R. Jeffery Swadling
Kathleen M. Darrow
Kathleen A. Lieder
Francis J. VanAntwerp, Jr.

                                 CODE OF ETHICS

          The Corporation has adopted a Senior Financial Officers Code of Ethics that applies to the Corporation's chief executive officer, treasurer, controller or other senior officers performing similar functions. A copy of the Senior Financial Officers Code of Ethics will be furnished without charge upon written request to: Secretary, CNB Corporation, P.O. Box 10, Cheboygan, Michigan 49721.

                          REPORT OF THE AUDIT COMMITTEE

          The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, and all internal and external audit processes. Management is responsible for preparing the Corporation's financial statements and the independent external auditors are responsible for auditing those financial statements.

          The Committee reviewed and discussed the audited financial statements of the Corporation for the year ended December 31, 2006 with management and the independent external auditors.

          The Committee discussed with the independent external auditors the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Corporation's financial statements. The Committee also received the written disclosures and the letter from the independent external auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from management and from the Corporation and its related entities), discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors' independence.

          Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Thomas J. Ellenberger, Chairman
Steven J. Baker
Kathleen M. Darrow
Vincent J. Hillesheim
Kathleen A. Lieder
John L. Ormsbee
R. Jeffery Swadling
Francis J. Van Antwerp, Jr.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Directors and officers of the Corporation, as well as members of their immediate families and the companies, organizations and other entities with which they are associated, have had, and are expected to have in the future, transactions with the Bank. All such transactions are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral requirements on loan transactions, as those prevailing at the same time for comparable transactions with other persons. All such loan transactions do not involve more than normal risk of collectibility or present other unfavorable features and, when required, are approved by the Board of Directors.

          Director Conboy serves of counsel to the law firm of Bodman LLP which provided legal services to the Corporation and the Bank during 2006. During 2006 he received no compensation from Bodman LLP. It is anticipated that Bodman LLP will continue to furnish legal services in the future.

          Director Emeritus Ward served as a consultant to, and worked on various projects for, the Bank during the beginning of 2006 before his retirement and was compensated $3,000 for his services.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any persons beneficially owning more than 10% of the Corporation's common stock to file initial reports of ownership of the common stock and changes in such ownership with the Securities and Exchange Commission. Since the Bank essentially has knowledge of such ownership information in its capacity as sole transfer agent for the Corporation's common stock, it electronically files the required reports in compliance with Section 16(a), as amended under the Sarbanes-Oxley Act of 2002, and Securities and Exchange Commission rules and regulations.

INDEPENDENT AUDITORS

          Crowe Chizek and Company LLC ("Crow Chizek") has served as the independent external auditors for the Bank since 1980 and for the Corporation since its formation in 1985 and the Audit Committee has selected Crowe Chizek to serve as the Corporation's independent external auditors for 2006. A representative of Crowe Chizek is not expected to be at the Annual Meeting of Shareholders.

          On February 22, 2007, the Audit Committee of our Board of Directors concluded its proposal process for selection of an independent registered public accounting firm for 2007, and appointed Plante & Moran, PLLC ("Plante & Moran") as our independent registered public accounting firm for the calendar year ending December 31, 2007. On the same date, the Audit Committee determined to dismiss Crowe Chizek as our independent registered public accounting firm after work was completed for the calendar year ending December 31, 2006, and advised Crowe Chizek that it would not be engaged as the Company's independent registered public accounting firm for the calendar year ending December 31, 2007.

          The audit reports of Crowe Chizek on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the two most recent calendar years ended December 31, 2005 and 2004, and from December 31, 2005 through the date that Crowe Chizek was advised that it would not be engaged as the Company's independent registered public accounting firm for the calendar year ending December 31, 2007, there have been no disagreements between us and Crowe Chizek on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Crowe Chizek to make reference to the subject matter of such disagreements in connection with its reports. During the period described in the preceding sentence, there were no "reportable events" as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K of the Securities and Exchange Commission ("SEC").

          During the two calendar years ended December 31, 2005 and 2004, and from December

31, 2005 through the date we appointed Plante & Moran as our independent registered public accounting firm for the calendar year ending December 31, 2007, neither we nor anyone on our behalf consulted Plante & Moran with respect to any accounting or auditing issues involving us. In particular, there was no discussion with Plante & Moran regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Crowe Chizek on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in its reports, or a "reportable event" as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K.

          The following table sets forth the fees billed to the Corporation by Crowe Chizek and Company LLC, for the years ended December 31, 2006 and 2005:

                        2006         2005
                     ----------   ----------
Audit Fees           $60,800.00   $57,986.00
Audit-Related Fees         0.00     1,845.00
Tax Fees               8,400.00    18,050.00
All Other Fees           325.00         0.00

          Audit-Related Fees in 2005 includes consultations on allowance for loan loss and our pension plan. Tax fees for 2005 include fees for a cost segregation study and review of a new markets tax credit application.

          All of the services provided by the independent external auditors and their fees for services were approved in accordance with the Audit Committee's Audit and Non-Audit Services Pre-Approval Policy. The policy sets forth the procedures and the conditions pursuant to which the Audit Committee may meet its duty to pre-approve all audit and permitted non-audit services to be performed by the independent external auditors. The Audit Committee may give general pre-approval of types of services based on established policy and procedures or specific pre-approval on an engagement-by-engagement basis. The Audit Committee annually reviews and pre-approves those services that may be provided by the independent external auditors without obtaining specific approval from the Audit Committee.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

          The Board of Directors does not have a formal process for shareholders to send communications to the Board of Directors. All members of the Board of Directors and a large majority of the shareholders reside in the rural geographic area served by the Corporation and the Bank and open and direct communication between the directors and those shareholders is encouraged. As for written communications from shareholders or other interested parties to the Board of Directors or any specific individual director, the practice has been and will continue to be that all such communications are promptly forwarded to the appropriate party or shared with the full Board of Directors no later than the next regularly scheduled meeting of the Board. Any shareholder wishing to send a written communication to the Board of Directors or a specific individual director should address the communication to the Board of Directors or the individual director, CNB Corporation, 303 N. Main Street, Cheboygan, Michigan 49721.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

          If you share an address with one or more other shareholders, a single copy of the Annual Report and/or Proxy Statement is being provided to you and the other shareholders. If you wish to receive a separate copy of the Annual Report and/or Proxy Statement, please make that request in person, in writing, or by telephone to: Secretary, CNB Corporation, P. O. Box 10, Cheboygan, MI 49721. Telephone: 231-627-7111 or 1-888-627-7800.


                              SHAREHOLDER PROPOSALS

          Any shareholder proposal to be considered by the Corporation for inclusion in the 2008 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 7, 2007.

                                 OTHER BUSINESS

          The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

          The Annual Report of the Corporation for 2006 is included with this Proxy Statement.

          Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope.

                                        By order of the Board of Directors,


                                        /s/ Susan A. Eno
                                        ----------------------------------------
                                        Susan A. Eno
                                        Secretary

Dated: April 13, 2007

                                   APPENDIX A

                                 CNB CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of all members of the Board of Directors who qualify as "independent directors" under the NYSE Standards of Independence. At least one member must have expertise in accounting or other aspects of financial management and all members are expected to be financially literate or to gain such literacy after appointment. The Audit Committee shall meet at least quarterly each year and more frequently as circumstances may require.

PURPOSE

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, the investment community, and others relating to the accounting and financial reporting processes and practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In so doing, the Audit Committee shall maintain free and open means of communication between the Board of Directors, the independent external auditors, the internal auditors and the management of the Corporation.

RESPONSIBILITIES AND AUTHORITY

The Audit Committee is responsible for determining the specific policies and procedures it needs to carry out its responsibilities and believes such policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the accounting and financial reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The Audit Committee shall have the following responsibilities and authority:

- Appoint, evaluate and, where appropriate, replace, and approve the compensation of the independent external auditors engaged to audit the financial statements of the Corporation or perform other audit, review or attest services. The independent external auditors shall report directly to the Audit Committee and the Committee shall oversee the work of the independent external auditors, including resolution of any disagreements between management and the independent external auditors.

- Pre-approve all audit and permitted non-audit services of the independent external auditors and approve all engagement fees and terms in accordance with the Audit and Non-Audit Services Pre-Approval Policy.

- Review at least annually all relationships between the independent external auditors and the Corporation to assess the auditors' independence and their compliance with auditing rules and standards, including the rotation of lead audit and concurring review partners.

- Review and discuss with the independent external auditors and management the scope of the proposed audit for the current year and the audit procedures to be utilized. Receive and review the results of the audit, including any comments or recommendations of the independent external auditors and management's response to them.

- Review with the independent external auditors and the internal auditors the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose inaccurate, incomplete or unauthorized transactions, deficiencies in the safeguarding of assets, unreliable financial and regulatory reporting, and deviations from laws, regulations, corporate policies or the code of conduct.

- Annually evaluate the adequacy and effectiveness of the internal audit function including its structure and appoint, replace, and approve the compensation of any outside audit firm performing any of the internal audit functions. Review and approve the proposed risk assessment and the internal audit plan for the coming year and the coordination of such plan with the independent external auditors.

- Review and approve the appointment, replacement, reassignment or dismissal of the manager of internal audit. Annually evaluate the competence and performance of the manager of internal audit, limiting senior management's input into the evaluation to administrative details.

- Receive and review at each regular meeting a summary of findings and recommendations from completed internal audits, together with management's response where appropriate, and a progress report on the internal audit plan, with explanations for any deviations from the approved plan.

- Provide sufficient opportunity for the Audit Committee to meet separately with the internal auditors and the independent external auditors, without members of management present, to discuss the results of their examinations or any other matters either of the parties believe should be discussed privately.

- Review and discuss with management and the independent external auditors the audited financial statements prior to their being included in the annual report to shareholders or reports to be filed with the Securities and Exchange Commission or other regulators, and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

- Review and discuss with management and the independent external auditors the interim financial statements prior to their being included in reports to be filed with the Securities and Exchange Commission or other regulators and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

- Review with the independent external auditors, internal auditors and management changes and developments in accounting, financial reporting, or auditing standards and principles, or any other legal or regulatory matters that may have a significant effect on the Corporation's financial statements or the audit process.

- Issue the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement and cause a copy of this Audit Committee Charter, as it may be amended from time to time, to be published in the annual proxy statement in compliance with applicable rules and regulations.

- Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by employees regarding questionable accounting or auditing matters. Investigate any matter brought to its attention within the scope of its responsibilities, with full access to all books, records, facilities and personnel of the Corporation, and with the power to retain outside counsel or other experts for this purpose.

- Keep written minutes of all Audit Committee meetings and report to the Board of Directors on matters discussed and all actions taken at each meeting.

- Review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

                                CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven J. Baker, D.V.M., Kathleen M. Darrow, Francis J. VanAntwerp, Jr., and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 16, 2007, at the Annual Meeting of Shareholders to be held May 15, 2007, and at any adjournment thereof.

1. In the election of nine directors to be elected for terms expiring in 2008:

[ ]  FOR all nominees listed below (except as marked to the contrary below)

[ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Steven J. Baker, D.V.M.
James C. Conboy, Jr.
Kathleen M. Darrow
Thomas J. Ellenberger
Vincent J. Hillesheim
Kathleen A. Lieder
John L. Ormsbee
R. Jeffery Swadling
Francis J. VanAntwerp, Jr.

                          COMPLETE AND SIGN ON REVERSE

     The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 13, 2007. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

     The undersigned shareholder acknowledges receipt of the 2006 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 13, 2007.

     The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

     Each shareholder must sign exactly as his/her name appears below. For shares held jointly, any one owner may sign subject to any agreement between them. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

     The (# OF SHARES) shares represented by this Proxy are registered on our books as follows:

          ACCT #
          NAME
          DESIGNATION
          STREET ADDRESS
          CITY, STATE ZIP


Date:                         , 2007
      ------------------------         -----------------------------------------
                                       Signature


Brokers-Number of Shares
                         -----------   -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature

IF YOU SHARE AN ADDRESS WITH ONE OR MORE OTHER SHAREHOLDERS, A SINGLE COPY OF THE ANNUAL REPORT AND/OR PROXY STATEMENT IS BEING PROVIDED TO YOU AND THE OTHER SHAREHOLDERS. IF YOU WISH TO RECEIVE A SEPARATE COPY OF THE ANNUAL REPORT AND/OR PROXY STATEMENT, PLEASE MAKE THAT REQUEST IN PERSON, IN WRITING, OR BY TELEPHONE
TO: SECRETARY, CNB CORPORATION, P. O. BOX 10, CHEBOYGAN, MI 49721. TELEPHONE:
231-627-7111 OR 1-888-627-7800.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.